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                                                                    Exhibit 99.4

                                                                          Page 9
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


CASE NAME:         Aerovox, Inc.              SCHEDULE OF POST PETITION LIABILITY       FORMS OPR-4
CASE NUMBER:       01-14680 jnf               FOR MONTH ENDED: December 29, 2001


                              DATE INCURREDDATE DUE  TOTAL DUE  0-30 DAYS 31-60 DAYS61-90 DAYSOVER 90 DAYS



Federal Income Taxes                                            0          0          0          0          0
                              ------------   ---------  ---------   --------   --------   --------   --------

FICA - Employer's Share           12/29/01    01/03/02      8,958      8,958          0          0          0
                              ============   =========  =========   ========   ========   ========   ========

FICA - Employee's Share           12/29/01    01/03/02      8,958      8,958          0          0          0
                              ============   =========  =========   ========   ========   ========   ========

Withholding tax                   12/29/01    01/03/02      4,106      4,106          0          0          0
                              ------------   ---------  ---------   --------   --------   --------   --------

State Income Tax                                                0         $0         $0         $0         $0
                              ------------   ---------  ---------   --------   --------   --------   --------

State Sales and Use Tax                                         0          -         $0         $0         $0
                              ------------   ---------  ---------   --------   --------   --------   --------

State Franchise Tax                                             0          0          0         $0         $0
                              ------------   ---------  ---------   --------   --------   --------   --------

Personal Property Tax                                           0          0          0         $0         $0
                              ============   =========  =========   ========   ========   ========   ========

    TOTAL TAXES PAYABLE                                   $22,022    $22,022         $0         $0         $0
                              ============   =========  =========   ========   ========   ========   ========

Post Petition Secured Debt                                      0          0         $0         $0         $0
                              ------------   ---------  ---------   --------   --------   --------   --------

Post Petition Unsecured Debt                                    0          0         $0         $0         $0
                              ------------   ---------  ---------   --------   --------   --------   --------

Accrued Interest Payable          12/29/01    01/03/02  1,069,183    186,201    189,000    189,000    504,982
                              ------------   ---------  ---------   --------   --------   --------   --------

TRADE ACCOUNTS PAYABLE
OTHER
(List Separately)*


Accrued Benefits                  12/29/01    01/03/02     22,973     22,973          -          -          -
-------------------           ------------   ---------  ---------   --------   --------   --------   --------

A/P Trade  *                       various     various     99,324     76,883      5,179      3,150     14,112
-------------------           ------------   ---------  ---------   --------   --------   --------   --------
                                                        ---------

Accrued Payroll                   12/29/01    01/03/02     57,962     57,962          -          -          -
-------------------           ------------   ---------  ---------   --------   --------   --------   --------
                                                        ---------

Other Accrued Expenses             various     various    279,668    279,668          -          -          -
----------------------        ============   =========  =========   ========   ========   ========   ========

TOTALS                                                  1,551,132    645,709    194,179    192,150    519,094
                              ------------   ---------  ---------   --------   --------   --------   --------
*Attach separate sheet if necessary.

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